UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 30, 2009

DOLAT VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151570	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices)

 (212) 502-6657
Registrant’s telephone number, including area code

8050 No. University Dr.
Suite 202
Tamarac, Fl. 33321
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Shmuel Dovid Hauck as Officer

On December 30, 2009, Shmuel Dovid Hauck was nominated and elected by the Board of Directors as Registrant’s President to serve until his successors shall be elected and qualified until the earlier of  death, resignation or removal in the manner provided for in the Company’s by-laws.

Appointment of Shmuel Dovid Hauck to the Board of Directors

On December 30, 2009, Shmuel Dovid Hauck was appointed to the Board of Directors of the Company to serve until his successors shall be elected and qualified on the earlier of death, resignation or removal in the manner provided for in the Company’s by-laws.

Since 2003, Mr. Hauck has been involved in mining diamonds, gold and other precious stones and metals in Sierra Leone.  Mr. Hauck has spent his entire professional career involved in the diamond business both on the physical mining and wholesale sides. For nearly six years Mr. Hauck has operated numerous companies throughout Sierra Leone and from 2001 to 2004, he was also salesperson and manager of Forest Diamonds, a diamond wholesaler with offices worldwide.

Mr. Hauck has not during the past five years been involved in any of the following proceedings:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Mr. Hauck.

Departure of Gary Tice as the President and Director

On December 30, 2009, Gary Tice resigned as Registrant’s President, Director, Principal Accounting Officer, Principal Executive Officer, Principal Financial Officer, Secretary and Treasurer.

Item 8.01  Other Events

Change of principal place of business

Effective December 30, 2009, the address of our principal place of business is:
545 Eighth Avenue, Suite 401, New York, NY 10018
Telephone number of the new principal place of business: (212) 502-6657

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAT VENTURES, INC.

By:	/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck
President and Director

Dated: January 4, 2010